Exhibit 99.1

Corvex Reports Second Quarter 2026 Results and Provides Business Update

Contracted annualized recurring revenue on live compute is approximately $22 million as of August 14, 2026

ARLINGTON, Va., August 14, 2026 /PRNewswire/ -- Corvex, Inc. (Nasdaq: MOVE), an engineering-led AI computing platform specializing in GPU-accelerated infrastructure for AI workloads, today reported financial results for the second quarter ended June 30, 2026. The second quarter is the Company’s first full reporting period that includes the AI cloud computing business following the March 19, 2026 merger. Prior-year periods reflect only the legacy healthcare business and are therefore not directly comparable.

Second Quarter 2026 Financial Highlights:

●	Total revenue for the second quarter was $3.8 million. Revenue for the six months ended June 30, 2026 was $4.3 million.

●	Deferred revenue, including current and non-current portions, was $3.7 million at June 30, 2026, compared with $12,000 at December 31, 2025, reflecting contracted AI compute capacity not yet recognized as revenue.

●	Net loss attributable to common stockholders for the second quarter was $(12.8) million, or $(5.12) per share. Net loss attributable to common stockholders for the six months ended June 30, 2026 was $(17.8) million, or $(8.59) per share.

●	Adjusted EBITDA, a non-GAAP financial measure, was $(3.2) million for the second quarter and $(4.8) million for the six months ended June 30, 2026. Adjusted EBITDA for AI Platform and services was $(2.3) million for the second quarter and $(2.4) million for the six-month period.

●	Total stock-based compensation expense was $9.4 million in the second quarter, including $7.6 million recorded in general and administrative expense, primarily reflecting replacement equity awards issued in connection with the Merger.

●	Cash and cash equivalents were $21.7 million at June 30, 2026. Cash used in operating activities for the three months ended June 30, 2026 $5.3 million, which included approximately $1.9 million of vendor payments associated with the wind-down of the pre-Merger business and approximately $1.6 million of nonrecurring accounting, legal and other costs associated with the Merger. It also included a $2.8 million deposit paid to a vendor for an intended capital investment, which was refunded to the Company in July 2026.

●	On June 30, the Company also completed the transfer of its legacy healthcare assets to the lender in full satisfaction of the related Bridge Loan, extinguishing that obligation and recognizing a $2.5 million non-recurring, non-cash gain on disposal.

Business Highlights:

●	Contracted annualized revenue on live compute was approximately $22 million as of August 14, 2026. Corvex defines this operating metric as the annualized value of fixed contractual fees on capacity that has been delivered, accepted by the customer and is generating revenue as of the stated date. It excludes contracted capacity that is not yet live, is not a forecast and is not a GAAP financial measure.

●	All AI Platform and services revenue today is generated under fixed-term contracts rather than spot pricing, meaning that customers reserve compute and storage capacity under those agreements and pay the contracted fee regardless of utilization.

●	Corvex Token Factory version 1 is now live in closed alpha. The Company also completed planning for version 2 of its cloud management software during the second quarter and has moved into execution. The software is designed to improve automation, reliability and scalability as the platform grows. Corvex has additional Corvex Token Factory releases planned for the third and fourth quarters of 2026 as roadmap items move into production.

●	Following quarter end, Corvex announced on August 4 that it had completed delivery of a multi-year agreement to provide clusters of GPUs to a leading AI company. The expansion was being funded through debt financing, customer prepayment and cash on hand.

●	The Company strengthened its operating and financing leadership with the appointment of Chance Moreland as Chief Financial Officer in June and Michael Craig as Vice President of Architecture and Site Operations in July.

●	Corvex also added Nicholas Donofrio and Patrick Fleury to its Board of Directors, expanding the Board’s public-company governance, technology, data center and infrastructure financing expertise.

“Q2 is our first full reporting period with the AI infrastructure business, and reported revenue reflects when contracted capacity becomes live and is accepted by customers,” said Jay Crystal, Co-Founder and Co-Chief Executive Officer of Corvex. “We recognized $3.8 million of revenue in the quarter, while contracted annualized recurring revenue on live compute is approximately $22 million as of today. We spent the quarter focused on the inputs that drive the next stage of growth: securing power, hardware, capital and creditworthy customers, and on bringing them together quickly while maintaining disciplined project-level underwriting. At the same time, Corvex Token Factory is now live in closed alpha, and we have strengthened our operating, financing and governance bench as we scale.”

Capital Structure Update

Following quarter end, Corvex materially simplified its capital structure. On July 1, 2026, stockholders approved proposals resulting in the full conversion of Series A Preferred Stock and Series C Preferred Stock to Common Stock and the partial conversion of Series D Preferred Stock to Common Stock. As of July 8, 2026, the Company had approximately 27.6 million shares of Common Stock outstanding and 28,930 shares of Series D Preferred Stock outstanding, convertible into approximately 28.9 million shares of Common Stock. Taken together, that represented approximately 56.6 million common shares on an as-converted basis with respect to the remaining Series D Preferred Stock. On July 10, 2026, Corvex filed a resale registration statement covering up to 53,390,008 shares held or issuable to existing holders. The registration statement is not a primary offering by Corvex, and the Company will not receive proceeds from those resales.

Second Quarter 2026 Financial Highlights

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$3,801	$103	$4,312	$309
Operating expenses	19,017	3,363	24,375	8,807
Loss from operations	(15,216)	(3,260)	(20,063)	(8,498)
Other (expense) income, net	2,471	35	2,313	95
Loss before income tax expense	(12,745)	(3,225)	(17,750)	(8,403)
Income tax expense	(20)	—	(20)	—
Net loss	$(12,765)	$(3,225)	$(17,770)	$(8,403)

Cumulative dividends on Series A preferred stock	(59)	—	(155)	—
Net loss attributable to common stockholders	$(12,824)	$(3,225)	$(17,925)	$(8,403)

Net loss per share, basic and diluted	$(5.12)	$(3.05)	$(8.59)	$(8.29)

Weighted average shares used in computing net loss per share, basic and diluted	2,506,295	1,058,412	2,087,639	1,013,122

Investor Conference Call

Management will host a conference call and live audio webcast to discuss these results and provide a business update today at 4:30pm ET / 1:30pm PT. The live webcast of the earnings conference call can be accessed at the Corvex Investor Relations website at investors.corvex.ai. A replay of the webcast will be available at the same website. Investors and analysts with questions may contact Corvex Investor Relations at investor-relations@corvex.ai.

About Corvex

Corvex is an AI cloud computing company specializing in GPU-accelerated infrastructure for AI workloads. Corvex’s platform allows organizations to leverage the advantage of AI by providing secure, scalable, and cost-efficient computational resources. Corvex’s infrastructure leverages advanced GPU-accelerated compute clusters, high-throughput storage systems and layered architecture to provide enhanced security, consistent performance, and efficiency at scale. As previously announced on March 19, 2026, Corvex, Inc. (formerly known as Movano Inc.) acquired Corvex Legacy Holdings, Inc. (Corvex OpCo, formerly known as Corvex, Inc.) (such acquisition the “Merger”). Following the Merger, the Company was renamed Corvex, Inc., effective March 23, 2026.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws. Such statements are based on our current expectations, forecasts and assumptions and involve risks and uncertainties. These statements include, but are not limited to, statements related to our business; our strategy; our capital structure; our future growth; our technology; financial projections; our projections for future active power; demand for our platform; our plans to scale our platform and accelerate AI innovation; and strategic opportunities. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” “outlook,” “guidance,” or the negative of these terms, where applicable, and similar expressions intended to identify forward-looking statements.

Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include but are not limited to our ability to execute our business strategies and manage our growth, our ability to maintain and grow our customer base, continued demand for AI infrastructure, any disruption in our strategic relationships or disruptions with our third-party providers, including our suppliers and data center partners, our ability to develop and maintain our corporate infrastructure and internal controls, our financial performance, capital requirements and ability to raise additional capital and the impact of global political and macroeconomic conditions, including the effects of global geopolitical conflicts, inflation, tariffs, interest rates, any instability in the global banking sector and foreign currency exchange rates. More information about factors that could affect our operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent filings with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the three and six months ended June 30, 2026, copies of which may be obtained by visiting our Investor Relations website at investors.corvex.ai or the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. We assume no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Our results for the three and six months ended June 30, 2026 are not necessarily indicative of our operating results for any future periods.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use adjusted EBITDA to help us evaluate our business. We use this non-GAAP financial measure to make strategic decisions, establish business plans and forecasts, identify trends affecting our business, and evaluate operating performance. We believe that this non-GAAP financial measure may be helpful to investors because it allows for greater transparency into what measures we use in operating our business and measuring our performance and enables comparison of financial trends and results between periods where items may vary independent of business performance. This non-GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies.

Adjusted EBITDA is defined as net loss, excluding (i) depreciation and amortization, (ii) stock-based compensation, (iii) benefit from income taxes (iv) transaction costs related to the Merger, (v) gain on disposal of assets and (vi) interest and other income, net. A reconciliation is provided below to reconcile adjusted EBITDA to net loss, the most directly comparable financial measure stated in accordance with GAAP. Corvex encourages investors to review the related GAAP financial measure and the reconciliation of the non-GAAP financial measure to their most directly comparable GAAP financial measure, and not to rely on any single financial measure to evaluate Corvex’s business.

Media Contact

Chris Donahoe, Stillpoint

corvex.media@stillpointglobaladvisors.com

CORVEX, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
REVENUE:
Revenue - AI Platform and services	$3,801	$—	$4,277	$—
Revenue - Connected devices and services	—	103	35	309
Total revenue	3,801	103	4,312	309

OPERATING EXPENSES:
Cost of revenue - AI Platform and services (exclusive of depreciation and amortization)(1)	2,108	—	2,356	—
Cost of revenue - Connected devices and services (exclusive of depreciation and amortization)(2)	10	362	275	1,004
Depreciation and amortization	2,676	—	3,003	—
Technology and infrastructure(3)	1,366	1,401	2,188	3,784
Sales and marketing(4)	740	—	1,041	—
General and administrative(5)	12,117	1,600	15,512	4,019
Total operating expenses	19,017	3,363	24,375	8,807

Loss from operations	(15,216)	(3,260)	(20,063)	(8,498)

Other (expense) income, net:
Interest expense (related party)	(31)	—	(208)	—
Interest expense	(135)	—	(148)	—
Other income, net	136	35	168	95
Gain on disposal of assets	2,501	—	2,501	—
Other (expense) income, net	2,471	35	2,313	95

Loss before income tax expense	(12,745)	(3,225)	(17,750)	(8,403)
Income tax expense	(20)	—	(20)	—
Net loss	$(12,765)	$(3,225)	$(17,770)	$(8,403)

Cumulative dividends on Series A preferred stock	(59)	—	(155)	—
Net loss attributable to common stockholders	$(12,824)	$(3,225)	$(17,925)	$(8,403)

Net loss per share, basic and diluted	$(5.12)	$(3.05)	$(8.59)	$(8.29)

Weighted average shares used in computing net loss per share, basic and diluted	2,506,295	1,058,412	2,087,639	1,013,122

Amounts include stock-based compensation expense, as follows:
(1) Cost of revenue - AI Platform and services (exclusive of depreciation and amortization)	$702	$—	$795	$—
(2) Cost of revenue - Connected devices and services (exclusive of depreciation and amortization)	—	—	1	1
(3) Technology and infrastructure	783	286	1,263	381
(4) Sales and marketing	302	—	342	—
(5) General and administrative	7,601	494	9,165	697

CORVEX, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data) (unaudited)

	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$21,695	$2,827
Accounts receivable, net	1,564	—
Inventory	—	1,766
Prepaid expenses and other current assets	5,003	394
Total current assets	28,262	4,987
Property and equipment, net	31,373	101
Operating lease right-of-use assets, net	5,286	415
Intangible assets, net	15,047	—
Goodwill	519,318	—
Other assets	37	97
Total assets	599,323	5,600

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	3,870	3,477
Accrued liabilities	3,499	665
Deferred revenue, current	1,810	12
Bridge loan (related party)	–	4,382
Operating lease liabilities, current	2,591	253
Finance lease liabilities, current	3,910	18
Total current liabilities	15,680	8,807
Operating lease liabilities, non-current	2,900	267
Finance lease liabilities, non-current	5,561	—
Deferred revenue, non-current	1,931	—
Total non-current liabilities	10,392	267
Total liabilities	26,072	9,074

Commitments and contingencies

Stockholders’ equity (deficit):
Preferred stock, $0.0001 par value, 5,000,000 shares authorized at June 30, 2026; 56,583 and 3,000 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively.	577,133	2,850
Common stock, $0.0001 par value, 500,000,000 shares authorized at June 30, 2026 and December 31, 2025; 2,060,185 and 1,228,272 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	–	10
Additional paid-in capital	180,280	160,058
Accumulated deficit	(184,162)	(166,392)
Total stockholders’ equity (deficit)	573,251	(3,474)
Total liabilities and stockholders’ equity	$599,323	$5,600

CORVEX, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands) (unaudited)

	Six Months Ended June 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(17,770)	$(8,403)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	3,813	75
Stock-based compensation	11,566	1,079
Amortization of debt discount (related party)	118	–
Noncash lease expense	1,303	8
Gain on disposal of assets	(2,501)	–
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(221)	–
Inventory	(42)	(433)
Prepaid expenses and other current assets	(4,012)	144
Other assets	46	(10)
Accounts payable	(953)	775
Deferred revenue	(611)	(31)
Other current and noncurrent liabilities	–	(603)
Operating lease liabilities, net	(1,449)	–
Accrued liabilities	1,151	–
Net cash used in operating activities	(9,562)	(7,399)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(6,481)	–
Capitalized internal use software	(409)	–
Cash acquired in business combination	36,678	–
Net cash provided by investing activities	29,788	–

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on finance lease liabilities	(1,836)	–
Issuance of common stock, net of issuance costs	478	1,606
Net cash (used in) provided by financing activities	(1,358)	1,606

Net increase (decrease) in cash and cash equivalents	18,868	(5,793)
Cash and cash equivalents at beginning of period	2,827	7,902
Cash and cash equivalents at end of period	21,695	2,109

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$1	$—
Cash paid for taxes	$—	$—

NONCASH INVESTING AND FINANCING ACTIVITIES:
Transaction expense adjustments	$207	$—
Business acquired by issuance of equity instruments	$581,955	$—
Bridge Loan (Related Party) extinguishment	$4,663	$—
ROU assets obtained in exchange for lease liabilities	$1,948	$—
Common shares issued from conversion of Series B Preferred shares	$2,576	$—
Par value adjustment for stock splits and stock dividend	$10	$—
Change in accrued capital expenditure	$133	$—
Stock based compensation capitalized into internal use software	$303	$—

Reconciliation of GAAP to Non-GAAP Results

Reconciliation of Net Loss to Adjusted EBITDA

(in thousands, except percentages)

	Three Months Ended June 30,
	2026	2025
Net loss	$(12,765)	$(3,225)
Depreciation and amortization	2,676	—
Stock-based compensation(1)	9,388	780
Income tax	20	—
Gain on disposal of assets	(2,501)	—
Interest and other income, net	30	(35)
Adjusted EBITDA	$(3,152)	$(2,480)

	Six Months Ended June 30,
	2026	2025
Net loss	$(17,770)	$(8,403)
Depreciation and amortization	3,003	—
Stock-based compensation(1)	11,566	1,079
Transaction costs(2)	719	—
Income tax	20	—
Gain on disposal of assets	(2,501)	—
Interest and other income, net	188	(95)
Adjusted EBITDA	$(4,775)	$(7,419)

	Three Months Ended June 30,		Change
	2026	2025	$	%
Net loss
AI Platform and services	$(13,918)	$—	$(13,918)	NM
Connected devices and services	1,153	(3,225)	4,378	136%
Total net loss	$(12,765)	$(3,225)	$(9,540)	(296)%

Adjusted EBITDA(1)
AI Platform and services	(2,264)	—	(2,264)	NM
Connected devices and services	(888)	(2,480)	1,592	64%
Total adjusted EBITDA	$(3,152)	$(2,480)	$(672)	(27)%

	Six Months Ended June 30,		Change
	2026	2025	$	%
Net loss
AI Platform and services	$(15,542)	$—	$(15,542)	NM
Connected devices and services	(2,228)	(8,403)	6,175	73%
Total net loss	$(17,770)	$(8,403)	$(9,367)	(111)%

Adjusted EBITDA(1)
AI Platform and services	(2,373)	—	(2,373)	NM
Connected devices and services	(2,402)	(7,419)	5,017	68%
Total adjusted EBITDA	$(4,775)	$(7,419)	$2,644	36%

(1)	See the “Non-GAAP Financial Measures” section in this press release for a reconciliation to the most directly comparable GAAP measure.

	Three Months Ended June 30,
AI Platform and services	2026	2025
Net loss	$(13,918)	$—
Depreciation and amortization	2,588	—
Stock-based compensation(1)	9,046	—
Income tax	20	—
Adjusted EBITDA	$(2,264)	$—

	Six Months Ended June 30,
AI Platform and services	2026	2025
Net loss	$(15,542)	$—
Depreciation and amortization	2,884	—
Stock-based compensation(1)	10,278	—
Income tax	20	—
Interest and other income, net	(13)	—
Adjusted EBITDA	$(2,373)	$—

	Three Months Ended June 30,
Connected devices and services	2026	2025
Net income (loss)	$1,153	$(3,225)
Depreciation and amortization	88	—
Stock-based compensation(1)	342	780
Gain on disposal of assets	(2,501)	—
Interest and other income, net	30	(35)
Adjusted EBITDA	$(888)	$(2,480)

	Six Months Ended June 30,
Connected devices and services	2026	2025
Net loss	$(2,228)	$(8,403)
Depreciation and amortization	119	—
Stock-based compensation(1)	1,288	1,079
Transaction costs(2)	719	—
Gain on disposal of assets	(2,501)	—
Interest and other income, net	201	(95)
Adjusted EBITDA	$(2,402)	$(7,419)

(1)	Stock-based compensation: related to the 2019 and 2024 Incentive Plans for employees, contractors, or other entities.

(2)	Related to the transaction costs associated with the Merger.